SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 22, 2003

(Date of earliest event reported)

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 588-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5.	Other Events and Regulation FD Disclosure

On September 22, 2003, ONEOK, Inc. announced that it had renewed its $850 million, 364-day credit agreement with a syndicate of 16 banks, led by Bank of America N.A. The credit agreement expires September 20, 2004.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Businesses Acquired
Not applicable.

(b)	ProForma Financial Information
Not applicable.

(c)	Exhibits
	10.1	364-Day Credit Agreement dated September 22, 2003, among ONEOK, Inc., Bank of America, N.A., as Administrative Agent and L/C Issuer, Bank One, NA, Wachovia Bank, National Association, ABN AMRO Bank N.V., Citibank, N.A., The Royal Bank of Scotland PLC, Suntrust Bank, UBS AG, Cayman Islands Branch, Bank of Oklahoma, N.A., JPMorgan Chase Bank, WESTLB AG, New York Branch, KBC Bank N.V., Sumitomo Mitsui Banking Corporation, Union Bank of California, N.A., UMB Bank, n.a., and ARVEST Bank.

	99.1	Press release issued by ONEOK, Inc. dated September 22, 2003.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date: September 24, 2003	By:	/s/ John A. Gaberino, Jr.
John A. Gaberino, Jr. Senior Vice President, General Counsel and Corporate Secretary

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